THE WANDA BOONE CONSIGNMENT PROJECT
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                              CONSIGNMENT AGREEMENT

     Agreement made, effective as of February 1st, 2007 by and between The Right Solution Gateway of 2555 E Washburn Rd, North Las Vegas, NV 89081, County of Clark, State of Nevada, subsequently referred to as principal, and Wanda Boone of 14370 Hwy 50 N Willow Springs, NC, 27592, subsequently referred to as consignee.

                                    RECITALS

The parties recite and declare:

     A. Principal conducts a manufacturing, network marketing business described as follows: The Right Solution Gateway is a business that has specialized in the network marketing of nutritional whole foods and supplements.

     B. Principal desires to arrange for the sale and distribution of its merchandise throughout the consignment of various nutritional whole foods and supplements.

     C. Consignee has agreed to undertake the marketing of principal's merchandise on the terms set forth in this agreement.

In consideration of the above recitals, the terms and covenants of this agreement, and other valuable consideration, the receipt of which is acknowledged, the parties agree as follows:


                                   SECTION ONE

                              EXCLUSIVE APPOINTMENT

     Consignee shall have the exclusive right to sell and distribute principal's merchandise throughout consignment during the term of this agreement.


                                   SECTION TWO

                             DELIVERY OF MERCHANDISE

     A. Principal shall deliver to consignee such quantity of its merchandise that consignee requires for sale from its place of business at 14370 Hwy 50N, Willow Springs, NC 27592.

     B. Principal shall pay all freight and shipping charges for the initial consignment order and then the consignee agrees to pay freight and shipping charges on ALL other orders in agreement with current Principal Policies and Procedures.

     C. Consignee shall be responsible for any loss of or damage to merchandise while it is under consignee's control.


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                                  SECTION THREE

                               SALE OF MERCHANDISE

     A. Consignee shall devote her best efforts to the sale and distribution of principal's merchandise.

     B. All sales made by consignee shall be for cash. Credit sales may be made by consignee on written authority only, and on terms which principal may approve prior to such sales.

     C. Consignee shall not sell principal's merchandise at less than the authorized prices, which prices will be reflected in price schedules that will be furnished to consignee from time to time. If a authorized price is not established, the consignee shall have the right to sell principal's merchandise at any price she chooses. All authorized prices shall be in writing on principles letter head.


                                  SECTION FOUR

                        MONTHLY STATEMENTS; COMPENSATION

     A. Consignee shall furnish principal with semi-monthly statements indicating all sales transactions during the preceding month via email and the extent of current inventory. Such statements shall be received by principal no later than every two weeks starting from the inception of the 'agreement'.

     B. With the monthly statement, consignee shall replenish agreed inventory quantities and remit to principal all monies received by her from the sale of goods in accordance to either company policy or any written agreement. Meaning if either party chooses to specify the amount of money or quantity of inventory to replenish, it must be in writing and agreed to by both parties. Oral agreements will suffice in as long as both parties operate in accordance to the oral agreement and any disagreement arising from the oral agreement interpretation will result in both parties immediately operating in accordance to the last written agreement or contract.

     C. As soon as practicable after the 1st day of each month, principal shall render a written statement to consignee showing sales during the preceding month, and shall remit to consignee net commissions for such sales in accordance with the policies and procedures of the principle.


                                  SECTION FIVE

                       MANAGEMENT OF CONSIGNEE'S BUSINESS

     A. Consignee shall have entire charge of the management and operation of her business; she shall furnish all equipment and vehicles, and hire and pay the wages of all assistants and employees required for the operation of her business.

     B. Principal reserves no supervision or control over consignee in the facilities, employees, and methods to be used and employed by consignee in carrying out the purposes of this agreement, and shall in no event be responsible for negligence of consignee or consignee's employees.


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                                   SECTION SIX

                              TITLE TO MERCHANDISE

     Consigned merchandise shall remain the property of principal until sold in the regular course of business, except that consignee shall be responsible for all shortages of stock.


                                  SECTION SEVEN

                            EMPLOYEE BENEFIT PAYMENTS

     Consignee shall and does accept full and exclusive liability for the payment of any and all premiums, contributions, and taxes for workers' compensation insurance, unemployment insurance, and for pensions, annuities, and retirement benefits, now or later imposed by or pursuant to federal and state laws, which are measured by the wages, salaries, or other remuneration paid to persons employed by consignee in connection with the performance of this agreement. Consignee shall indemnify principal against any and all liability for any premiums, taxes, or contributions respecting consignee's employees that may be assessed against principal. Consignee shall enter into any agreement that has been or may later be prescribed by any federal or state governmental body or authority to effectuate the above-stated purposes.


                                  SECTION EIGHT

                                   TERMINATION

     This agreement is not assignable and may be terminated by either party on 30 days' written notice to the other. On termination, principal shall have the right, for a period not to exceed 1 month following the date of termination, to: sell and remove all of its merchandise from the facilities of the consignee during such period; provided, however, the consignee will be responsible for any shortages and must remit with 5 days any monies to the principle for sales not already accounted for by the principle.


                                  SECTION NINE

                                  GOVERNING LAW

     It is agreed that this agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Nevada.


                                   SECTION TEN

                                    NO WAIVER

     The failure of either party to this agreement to insist on the performance of any of the terms and conditions of this agreement, or the waiver of any breach of any of the terms and conditions of this agreement, shall not be construed as waiving any terms and conditions, but such terms and conditions shall continue and remain in full force and effect as if no forbearance or waiver had occurred.


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                                 SECTION ELEVEN

                             ARBITRATION OF DISPUTES

     All disputes, claims, and questions regarding the rights and obligations of the parties under the terms of this agreement are subject to binding arbitration. Either party may make a demand for arbitration by filing such demand in writing with the other party within 5 days after the dispute first arises. Subsequently, binding arbitration shall be conducted by one to three arbitrators acting under the rules of commercial arbitration of the American Arbitration Association in the State of Nevada.


                                 SECTION TWELVE

                                  ATTORNEY FEES

     In the event that any action is filed in relation to this agreement, the unsuccessful party in the action shall pay to the successful party, in addition to all the sums that either party may be called on to pay, a reasonable sum for the successful party's attorney fees.


                                SECTION THIRTEEN

                          EFFECT OF PARTIAL INVALIDITY

     The invalidity of any part of this agreement will not and shall not be deemed to affect the validity of any other part. In the event that any provision of this agreement is held to be invalid, the parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.


                                SECTION FOURTEEN

                                ENTIRE AGREEMENT

     This agreement shall constitute the entire agreement between the parties. Any prior understanding or representation of any kind preceding the date of this agreement shall not be binding on either party except to the extent incorporated in this agreement.


                                 SECTION FIFTEEN

                            MODIFICATION OF AGREEMENT

     Any modification of this agreement or additional obligation assumed by either party in connection with this agreement shall be binding only if evidenced in a writing signed by each party or an authorized representative of each party.


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                                 SECTION SIXTEEN

                               PARAGRAPH HEADINGS

     The titles to the paragraphs of this agreement are solely for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this agreement.


                                SECTION SEVENTEEN

                                  COUNTERPARTS

     This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

In  witness  of  the  above,  each  party  to this agreement has caused it to be
executed  at                    on  the  date  indicated  below.
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                           Signature                                        Date




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